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                                PROMISSORY NOTE

 $30,400.00                                                     ORLANDO, FLORIDA

 WHEN PAYABLE: See below                                            October 1994

        For the value received, I or we, promise to pay to the order of AIRSHIP AIRWAYS, INC. ("AAI") the sum of Thirty Thousand Four Hundred Dollars and .00/100 Cents ($30,400.00), and said principal shall be due and payable as follows:

         Nineteen (19) payments at $1,600.00 per month with no interest payable to AAI as monies are paid to Sand Lake IV Limited Partnership by All Star Cafe, Inc.

        It is agreed that time is of the essence of this contract and that in the event of default in the making of any payment as herein provided, the holder of this note may, at his option, declare all the remainder of said debt due and collectible, and any failure to exercise the said option shall not constitute a waiver of the right to exercise the same at any other time. In the event of default in the making of any payments herein provided and in the event the whole of said debt is declared to be due. If any amount payable hereunder is not paid when due or declared due, this note may-be placed in the hands of an attorney at law for collection and,-in that event the undersigned agree to pay all attorney fees and costs. Such attorney's fees and costs shall include, but not be limited to, fees and costs incurred in all matters of collection and enforcement, before, during and after trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings, creditors' reorganization proceedings, and probate proceedings.

        I, or we, each of us whether maker, surety, guarantor, endorser, or other party hereto agree to be jointly and severally bound. I, or we, each further waive presentment for payment, demand, protest, and notice of demand, protest and nonpayment, and assent to each and every extension or postponement of the time of payment or other indulgence, or to any substitution, addition, exchange or release of the security held by holder. As used herein the word "holder" shall include the payee and any subsequent holder hereof, and the word "note" shall include this note and any extension or renewal thereof - The word "undersigned" whenever used shall be deemed to include any and all makers, endorsers and guarantors. The Undersigned hereby acknowledge that they have received a completed copy of this note, and agree to all of the terms contained herein.











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        IN WITNESS WHEREOF, the Undersigned have executed this promissory note on the date above written.

 Witnesses:                                         AIRSHIP INTERNATIONAL, LTD.


________________________________                    By: /s/ LOUIS J. PEARLMAN
                                                       _________________________
________________________________                       Louis Pearlman, Pres.



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